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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2004

iPCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-117942; 333-117944	36-4350876
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)
1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (847) 885-2833

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On November 9, 2004, iPCS, Inc. announced its subscriber results for the fourth fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.
99.1	Press Release dated November 9, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.
Date: November 15, 2004	By:	/s/ STEBBINS B. CHANDOR, JR. Name: Stebbins B. Chandor, Jr. Title: Executive Vice President Operations and Chief Financial Officer

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES